Exhibit 10.3

                            SHARE PURCHASE AGREEMENT

Agreement dated as of January 1, 1999, among First Chesapeake Financial Corporation, a Virginia corporation ("SELLER"), and Richard N. Chakejian, Sr. ("BUYER").

                                   WITNESSETH:

WHEREAS, SELLER owns all outstanding shares (the "Shares") of Premier Chemical Co., Inc. ("the Company"), par value ______________ (__) per share, which SELLER wishes to sell to BUYER and BUYER (who is currently the President and a Director of the Company) wishes to purchase from SELLER, all on the terms hereinafter set forth;

NOW, THEREFORE, the parties hereby agree as follows.

1.       The Closing.

         1.1 The Closing will take place within fifteen (15) business days after SELLER gives notice to BUYER (the "Closing Notice") that the following condition precedent to the Closing has been satisfied:

         1.11 The Board of Directors of SELLER shall vote to approve the transaction in accordance with SELLER's By-Laws.

         The Company will give the Closing Notice promptly after the condition precedent has been satisfied.

         1.2 The Closing will take place on a business day approved by SELLER and BUYER, but in the absence of such approval, it will take place at 10:30 a.m. on the 15th business day following the day on which the Closing Notice is given to BUYER, at the offices of SELLER's Pennsylvania counsel. As used in this Agreement, the term "business day" is a day on which banks are open for business in Pennsylvania.

         1.3 If the condition precedent described in section 1.1 has not been satisfied by April 15, 1999, this agreement shall be null and void and shall be of no force and effect.


2.       Sale of Shares.

         2.1 At the Closing, SELLER will sell the Shares to BUYER, and BUYER will purchase the Shares from SELLER, in exchange for the following consideration:

         2.11 BUYER shall assume and be fully responsible for all debts, accounts payable, judgments, liabilities, claims, suits and obligations of any kind which have been asserted or entered against the Company as of the date of Closing, except that SELLER shall pay a debt currently owed by the Company to National Clothesline in the amount of $3,780.00.

         2.12 BUYER shall fully indemnify, defend and hold harmless SELLER and its officers, directors, affiliates, shareholders, agents and attorneys from and against all claims, suits and actions of any kind relating to any debts, accounts payable, judgments, liabilities, claims, suits and obligations of any kind which have been asserted or entered against BUYER or the Company as of the date of Closing.

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         2.13  BUYER releases and covenants not to sue SELLER and its officers, directors, affiliates, shareholders, agents and attorneys from and for any claim or cause of action which BUYER might have had against any of them, arising from the beginning of the world to the date of Closing.

3.       Covenants of SELLER.

         3.1 From the date of this Agreement until the second anniversary of the Closing, SELLER will not engage directly or indirectly in any activity relating to the formulation, creation, manufacture or distribution of chemicals or substances used in the cleaning of garments, linens or fabrics ("the Business"), and SELLER will not invest in or provide loans or other credit facilities to any person, corporation, partnership or other entity which engages directly or indirectly in any aspect of the Business; but this covenant will not preclude SELLER from acquiring securities which are traded publicly.

         3.2 SELLER will not use or disclose any trade secrets or other proprietary or confidential information pertaining to any aspect of the Business.

         3.3 SELLER acknowledges that violation of any of the provisions of this Section 3 will cause irreparable loss and harm to both the Company and BUYER which cannot be reasonably or adequately compensated by damages in an action at law. Accordingly, in the event of a breach or threatened breach by SELLER of any of the provisions of this Section 3, each of the Company and BUYER shall be entitled to injunctive and other equitable relief to prevent or cure any breach or threatened breach thereof, and SELLER agrees that it will not be a defense to any request for such relief that the Company or BUYER has an adequate remedy at law. Notwithstanding the foregoing, the Company and BUYER shall have other legal remedies as may be appropriate under the circumstances including, inter alia, recovery of damages occasioned by such breach. For purposes of any proceeding under or with respect to this Section 3, SELLER, the Company and BUYER submit to the non-exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania, and each agrees not to raise and waives any objection to or defense based on the venue of any such court or forum non conveniens.

         3.4 A court of competent jurisdiction, if it determines any of the provisions of this Section 3 to be unreasonable in scope, time or geography, is hereby authorized by SELLER, the Company and BUYER to enforce the same in such narrower scope, shorter time or lesser geography as such court determines to be reasonable under all the circumstances.

4. Representations and Warranties of SELLER.

         4.1 SELLER represents and warrants to the BUYER as follows.

                (a) SELLER and the Company are both duly incorporated and validly existing under the laws of Virginia and Pennsylvania, respectively; the Company is duly qualified to conduct business in all jurisdictions where it is required to qualify, to wit: Pennsylvania; and SELLER has the corporate power and authority to execute, deliver and perform this Agreement and any other agreement or document executed by SELLER under or in connection with this Agreement. This Agreement constitutes, and any such other agreement or document when executed will constitute, the legal, valid and binding obligations of SELLER, enforceable against SELLER in accordance with its terms, subject to the condition precedent recited in section 1.11 hereof.

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                (b)   All authorizations, consents or approvals of, or
exemptions by, any governmental, judicial or public body or authority of or in Virginia or Pennsylvania required to authorize, or required in connection with
(i) the execution, delivery and performance of this Agreement by SELLER, or (ii) any of the transactions contemplated by this Agreement, or (iii) any of the certificates, instruments or agreements executed by SELLER in connection with this Agreement, or (iv) the taking of any action by SELLER, have been or at the Closing will have been obtained and at the Closing will be in full force and effect.

                (c) SELLER is the sole owner of the Shares and of all rights in and to the Shares; the Shares are represented by share certificates ______________, and SELLER may sell the Shares to BUYER pursuant to this Agreement without the consent or approval of any person, corporation, partnership, governmental authority or other entity except for the approvals of SELLER's Board of Directors, which SELLER will use its best efforts to obtain; the Shares are fully paid and non-assessable and, except as provided in this Agreement, SELLER has not sold, transferred or assigned any of its rights in or to any of the Shares; the Shares are free and clear of any liens, claims, encumbrances and restrictions of any kind except for the approvals noted above.

                (d) There is no option, warrant, privilege, or other right outstanding with respect to any unissued shares of the Company, whether treasury shares or otherwise, and there is no option, warrant, privilege or other right outstanding with respect to any of the Shares; the Company has issued and outstanding ________ shares of common stock, par value ________ (__) per share, all of which are owned by SELLER.

         4.2 Knowledge by BUYER of any event, circumstance or fact will not vitiate or otherwise impair any of the warranties of SELLER or any of the rights and remedies available to BUYER with respect to such warranties.

5. Representations and Warranties of BUYER.

         5.1    BUYER represents and warrants to SELLER as follows.

                (a) This Agreement constitutes the legal, valid and binding obligations of BUYER enforceable against BUYER in accordance with its terms.

                (b) Neither the execution nor delivery of this Agreement, nor the transactions contemplated herein, nor compliance with the terms and conditions of this Agreement will:

                      (i) contravene any provision of law or any statute, decree, rule or regulation binding upon BUYER or contravene any judgment, decree, franchise, order or permit applicable to BUYER;

                      (ii) conflict with or result in any breach of any terms, covenants, conditions or provisions of, or constitute a default (with or without the giving of notice or passage of time or both) under any agreement or other instrument to which BUYER is a party or by which it is bound.

         5.2 Knowledge by SELLER of any event, circumstance or fact will not vitiate or otherwise impair any of the representations or warranties of BUYER or any of the rights and remedies available to SELLER with respect to such representations and warranties.

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6.       Indemnities.

         6.1 The representations and warranties of SELLER and BUYER will be deemed made on execution of this Agreement and at the Closing, and all of those representations and warranties and all of the covenants and obligations of the parties under this Agreement will survive the Closing.

         6.2 BUYER will hold SELLER and its officers, directors, affiliates, shareholders, agents and attorneys harmless from, and pay any loss, damage, cost or expense (including, without limitation, legal fees and court costs) which SELLER incurs by reason of, any representation or warranty of BUYER being incorrect or by reason of any breach by BUYER of any of its covenants or obligations under this Agreement.

         6.3 SELLER will hold BUYER harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees and court costs) which BUYER incurs by reason of any representation or warranty of SELLER being incorrect or by reason of any breach by SELLER of any of its covenants or obligations under this Agreement.

7. Additional Covenants of SELLER.

         7.1 SELLER will use its best efforts to have the condition precedent under Sections 1.11 satisfied.

         7.2 Prior to the Closing, the Company will continue to conduct, and SELLER will cause the Company to continue to conduct, its business in accordance with the Company's normal and past practices.

         7.3 Prior to the Closing, the Company will not do, and SELLER and BUYER will not permit the Company to do, any of the following:

         (a) issue any shares, or issue any rights or privileges to acquire any shares or other securities of the Company, or issue any other securities;

         (b)   change the nature of its business;

         (c) declare or pay any dividend or make any other distribution or payment in respect of any of its shares or purchase or redeem any of its shares;

         (d)   amend its Articles of Incorporation or By-Laws;

         (e) merge or consolidate with any corporation or other entity or liquidate or dissolve;

         (f) adopt or agree to adopt any plan providing for its reorganization;

         (g) make any loan or other extension of credit or issue any guaranty or otherwise incur any contingent liability, except for extensions of credit not exceeding thirty (30) days to trade creditors in accordance with past practices and in the normal course of business;

         (h) sell, pledge, transfer, assign or grant a security interest in any of its assets, property, contracts or rights;

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         (i)   enter into or terminate any contract;

         (j)   employ anyone or terminate anyone's employment;

         (k) pay any compensation other than the current monthly payroll, raise or agree to raise anyone's compensation, or pay or agree to pay any bonus or other special compensation.

8.    Transactions to be Completed at Closing.

      8.1 The following requirements will be completed or satisfied, as the case may be, at the Closing.

         (a) SELLER will deliver to BUYER share certificates ____________ ____________ representing the Shares, which certificates will be duly endorsed by SELLER to BUYER.

         (b) BUYER will be furnished with a certificate by an officer or director of SELLER certifying (i) that the representations and warranties of SELLER under this Agreement are true and correct as of the Closing, and (ii) that there has been no breach of any covenant of SELLER under this Agreement.

         (c) SELLER will be furnished with a certificate by BUYER certifying that the representations and warranties of BUYER under this Agreement are true and correct as of the Closing and that there has been no breach of any covenant of BUYER under this Agreement.

         (d) SELLER will furnish to BUYER a certificate (i) certifying the adoption by SELLER's directors and, if necessary, by their shareholders, of resolutions authorizing the execution, delivery and performance of this Agreement and any other agreements and documents in connection herewith, and
(ii) also certifying the names, positions and signatures of the persons authorized to sign on their behalf.

      8.2 The agreements, certificates, consents and other documents to be executed and delivered at the Closing shall be dated the date of the Closing.

      8.3 Completion or satisfaction, as the case may be, of all of the requirements under Section 8.1 (including the correctness of the statements in the certificates and other documents delivered) are conditions precedent to completing the Closing under this Agreement. No part of the Closing under this Agreement will be deemed completed unless all requirements under this Agreement shall have been completed or satisfied.

9.       Governing Law.

         This Agreement will be governed by and construed in accordance with the law of Pennsylvania.

10.      Amendment and Waiver.

         10.1 This Agreement may not be amended or terminated except by an instrument in writing signed by the parties hereto.

         10.2 No provision of this Agreement and no right or obligation under this Agreement may be waived except by an instrument in writing signed by the party waiving the provision, right or obligation in question.

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11.      Assignment. No party may transfer or assign any of its rights or obligations under this Agreement and any attempt thereat shall be null and void.

12.      Notices.

         12.1 Any notice, request, demand, waiver, consent, approval, or other communication which is required or permitted to be given to any party under this Agreement shall be in writing and shall be given to that party with copy at the addresses or fax numbers set forth below or, in the event of a change in any address or fax number, then to such other address or fax number as to which notice of the change is given:

                           (a)      If to SELLER:
                                    Mark Mendelson
                                    Chairman
                                    First Chesapeake Financial Corp.
                                    541 Hamilton Street
                                    Allentown, PA 18101
                                                     Fax No.:  610-433-8186

                           With a copy to (which shall not constitute notice):
                                    James J. Greenfield, Esquire
                                    Two Radnor Station Building
                                    Suite 102-108
                                    290 King of Prussia Road
                                    Radnor, PA 19087
                                    Fax No.: 610-341-0556

                           (b)      If to BUYER:
                                    Richard N. Chakejian, Sr.
                                    Premiere Chemical Co.
                                    12 E. Oregon Ave.
                                    Philadelphia, PA 19148
                                    Fax No.:  215-334-8717

                           With a copy to (which shall not constitute notice):
                                            Lawrence F. Flick, Esquire
                                            536 Swede St.
                                            P.O. Box 1140
                                            Norristown, PA 19404-1140
                                    Fax No.:  610-279-3342

         12.2     Notice shall be deemed given on receipt.

13.      Section Headings.

         Section headings are for convenient reference only and shall not affect the meaning or have any bearing on the interpretation of any provision of this Agreement.

14.      Entire Agreement.

         This Agreement constitutes the entire agreement among the parties with respect to the matters described herein.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

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SELLER:                                             BUYER:
FIRST CHESAPEAKE FINANCIAL CORP.


By:      /s/Mark Mendelson                          /s/Richard N. Chakejian, Sr.
         -----------------                          ----------------------------
         Mark Mendelson                             Richard N. Chakejian, Sr.
         Chairman

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